UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company                    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    [ ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2017, Buford P. Berry, a manager of Dorchester Minerals Management GP LLC (the “General Partner”), the general partner of the general partner of Dorchester Minerals, L.P. (the “Partnership”) passed away. Mr. Berry served as a manager and a member of the Advisory Committee of the General Partner since February 2003.

Following Mr. Berry’s passing, the number of members on the Advisory Committee, which also serves as the audit committee and the compensation committee of the General Partner, was reduced from three to two members. As a result, the Partnership is no longer compliant with Listing Rules 5615(a)(4)(C) and 5605(c)(2)(A) of The NASDAQ Stock Market LLC (“Nasdaq”), which require that an audit committee consist of at least three members, each of whom is independent. In accordance with the Nasdaq Listing Rules, on October 4, 2017, the Partnership notified Nasdaq of Mr. Berry’s passing and the resulting non-compliance with Nasdaq Listing Rules 5615(a)(4)(C) and 5605(c)(2)(A).

On October 6, 2017, the Partnership received a letter from Nasdaq acknowledging the Partnership’s non-compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq’s Listing Rule 5605. The Nasdaq letter further provides that, consistent with Nasdaq’s Listing Rule 5605(c)(4), Nasdaq will provide the Partnership a cure period in order to regain compliance as follows: (a) until the earlier of the Partnership’s next annual unitholders’ meeting or October 2, 2018; or (b) if the next annual unitholders’ meeting is held before April 2, 2018, then the Partnership must evidence compliance no later than April 2, 2018.

The Partnership and the General Partner intend to have a replacement for the Advisory Committee position who satisfies the applicable requirements of the Nasdaq Listing Rules appointed prior to the expiration of the cure period.

Item 7.01             Regulation FD Disclosure.

On October 10, 2017, the Partnership issued the press release attached hereto as Exhibit 99.1, which is hereby incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 8.01.             Other Events.

On October 2, 2017, Buford P. Berry, a manager of the General Partner passed away. Mr. Berry served as a manager and an Advisory Committee Member of the General Partner since February 2003.

Item 9.01              Financial Statements and Exhibits.

(d)          Exhibits.

99.1        Press Release by Dorchester Minerals, L.P. dated October 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP, its General Partner

	By:	Dorchester Minerals Management GP LLC, its General Partner

Date: October 10, 2017	By:	/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer

INDEX TO EXHIBITS

Item                                      Exhibit

99.1                                       Press Release by Dorchester Minerals, L.P. dated October 10, 2017